UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021

STAR PEAK CORP II

(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1603 Orrington Avenue, 13th Floor Evanston, Illinois	60201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 905-4500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one warrant	STPC.U	The New York Stock Exchange
Shares of Class A common stock included as part of the units	STPC	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	STPC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 14, 2021 (the “Original Form 8-K”).

As previously reported, on January 8, 2021, Star Peak Corp II (the “Company”) consummated an initial public offering (the “IPO”) of 40,250,000 units (the “Units”), which included the exercise of the underwriters’ option to purchase an additional 5,250,000 Units at the initial public offering price to cover over-allotments, at an offering price of $10.00 per Unit, and a private placement with Star Peak Sponsor II LLC (the “Sponsor”) of 6,553,454 private placement warrants at a price of $2.00 per warrant (the “Private Placement”). The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $402,500,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public stockholders and the underwriter of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of January 8, 2021 reflecting receipt of the Offering Proceeds was issued by the Company and was included as Exhibit 99.1 to the Original Form 8-K. The Company timely filed the Original Form 8-K on January 14, 2021.

On April 12, 2021, the Acting Chief Accountant and Acting Director of the Division of Corporation Finance of the SEC published a statement on the SEC’s website indicating that the terms of the public and private warrants issued by many special purpose acquisition companies may need to be accounted for as liabilities, rather than as equity. As a result of this statement from the SEC Staff, the Company, along with many other current and former special purpose acquisition companies, concluded that the warrants should be presented as liabilities with subsequent fair value remeasurement and engaged a valuation firm to determine the fair market value of its warrants. Accordingly, the Original Form 8-K is hereby amended solely to amend and restate Item 9.01 to (i) remove the audited balance sheet of the Company as of January 8, 2021, which was filed as Exhibit 99.1 to the Original Form 8-K and (ii) file as Exhibit 99.1 hereto the restated audited balance sheet of the Company as of January 8, 2021, dated May 5, 2021.

The Original Form 8-K otherwise remains unchanged.

The Company provided a copy of this Amendment to its auditor, WithumSmith+Brown, PC, which has provided its written approval to file this Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Restated Audited Balance Sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2021
STAR PEAK CORP II

	By:	/s/ Eric Scheyer
	Name:	Eric Scheyer
	Title:	Chief Executive Officer